                     [CREDIT SUISSE ASSET MANAGEMENT LOGO]

                                  ANNUAL REPORT
                                OCTOBER 31, 2001

                     CREDIT SUISSE INSTITUTIONAL FUND, INC.
                       - LARGE CAP VALUE PORTFOLIO
                       - SMALL CAP GROWTH PORTFOLIO
                       - WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO

More complete information about the Fund and the Portfolios, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Fund, Inc., P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Institutional Fund, Inc. is advised by Credit Suisse Asset Management, LLC.

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THE PORTFOLIOS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES
AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIOS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

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CREDIT SUISSE INSTITUTIONAL FUND, INC. - LARGE CAP VALUE PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2001

                                                                December 3, 2001

Dear Shareholder:

   For the 12 months ended October 31, 2001, Credit Suisse Institutional Fund, Inc.--Large Cap Value Portfolio* (the "Portfolio") had a loss of 4.34% vs. a decline of 24.90% for the S&P 500 Index and a decline of 11.86% for the Russell 1000(R) Value Index.**

   The U.S. stock market fell dramatically in the period. The economic and profit-growth outlook steadily dimmed, causing investors to withdraw from risk in general. The selloff was broad-based, although certain sectors that tend to offer more stable earnings, such as consumer staples and health care, held up relatively well. Technology stocks were among the poorest performers. Overall, value stocks, which often outperform growth stocks in times of uncertainty, indeed fared better than their growth counterparts.

   Against this backdrop, the Portfolio had a loss, hindered by the harsh environment for equities. The Portfolio handily outperformed its benchmark, however, aided by the outperformance of value stocks broadly and by good stock selection. Stocks that supported the Portfolio's showing included its financial-services, energy and food & beverage holdings. The Portfolio was also helped by its underweighting in technology and telecommunications stocks (and while telecom shares in general had sharp losses for the 12 months, the Portfolio's exposure was largely limited to Baby Bell stocks that performed relatively well).

   In terms of sector allocation, the Portfolio remained fairly well-diversified. We maintained significant weightings in the financial-services, retail, food & beverage, health-care and industrial sectors, where we continued to see what we believe are good values. The Portfolio's exposure to these areas also reflected our desire to maintain a "barbell" sector strategy, holding a mix of what we deem to be defensive companies along with cyclical-type stocks that could enjoy significant appreciation when the economy does begin to recover.

   Elsewhere of note, the Portfolio's underweighting in the technology segment was based on the risk we continued to see there. However, we will not hesitate to raise the Portfolio's exposure when the sector's valuations and earnings profiles become more compelling from our perspective as value investors.

   Going forward, although the timing of an economic recovery has become even harder to ascertain in the wake of September's atrocities, we believe that a potentially sustainable upturn could come sooner rather than later. Barring unfavorable developments related to, for example, the ongoing U.S. military

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actions, we believe that coordinated global stimulus efforts--including the use of various monetary and fiscal tools--will begin to pay off perhaps as early as the first quarter of 2002. In any event, we will continue to look for stocks that we believe are undervalued and that stand to be favorably reassessed in the market over time.

   Effective on or about November 15, 2001, the Portfolio changed its performance benchmark index to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies by market capitalization.

Robert E. Rescoe                               Roger W. Vogel
Co-Portfolio Manager                           Co-Portfolio Manager

Richard J. Hanlon
Co-Portfolio Manager

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COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE
INSTITUTIONAL FUND, INC. - LARGE CAP VALUE PORTFOLIO* AND THE S&P 500 INDEX** FROM INCEPTION (6/30/97) AND AT EACH MONTH END. (UNAUDITED)

[CHART]

            Large Cap Value Portfolio* S&P 500 Index**
6/30/97                $10,000            $10,000
   7/97                $10,790            $10,795
   8/97                $10,560            $10,190
   9/97                $11,090            $10,748
  10/97                $10,640            $10,389
  11/97                $10,910            $10,871
  12/97                $11,193            $11,056
   1/98                $11,274            $11,179
   2/98                $12,033            $11,985
   3/98                $12,520            $12,599
   4/98                $12,641            $12,726
   5/98                $12,601            $12,508
   6/98                $12,722            $13,016
   7/98                $12,388            $12,876
   8/98                $10,585            $11,016
   9/98                $10,909            $11,720
  10/98                $11,679            $12,673
  11/98                $12,378            $13,442
  12/98                $12,731            $14,216
   1/99                $12,834            $14,810
   2/99                $12,516            $14,350
   3/99                $12,629            $14,924
   4/99                $14,114            $15,502
   5/99                $14,288            $15,136
   6/99                $14,749            $15,978
   7/99                $14,227            $15,478
   8/99                $13,950            $15,402
   9/99                $13,561            $14,980
  10/99                $13,643            $15,928
  11/99                $13,592            $16,254
  12/99                $13,123            $17,209
   1/00                $12,508            $16,344
   2/00                $11,841            $16,035
   3/00                $13,437            $17,604
   4/00                $13,477            $17,075
   5/00                $13,974            $16,724
   6/00                $13,346            $17,137
   7/00                $13,306            $16,869
   8/00                $14,131            $17,916
   9/00                $14,131            $16,970
  10/00                $14,405            $16,898
  11/00                $13,769            $15,566
  12/00                $14,915            $15,642
   1/01                $15,077            $16,197
   2/01                $15,239            $14,720
   3/01                $14,591            $13,788
   4/01                $15,239            $14,859
   5/01                $15,726            $14,959
   6/01                $15,239            $14,595
   7/01                $15,077            $14,451
   8/01                $14,753            $13,547
   9/01                $13,618            $12,453
  10/01                $13,780            $12,690

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/01

                                FROM
                             INCEPTION
1 YEAR         3 YEAR        (6/30/97)
(4.34%)         5.67%           7.66%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

                                                                    PORTFOLIO
                                                                    ---------
1 Year Total Return (9/30/00 to 9/30/01)                             (3.63%)
3 Year Average Annual Total Return (9/30/98 to 9/30/01)               7.67%
Average Annual Total Return Since Inception
   (6/30/97 to 9/30/01)                                               7.52%

 * Name changed from Credit Suisse Institutional Fund, Inc.--Value Portfolio effective December 12, 2001.
** The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

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CREDIT SUISSE INSTITUTIONAL FUND, INC. - SMALL CAP GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2001

                                                                December 3, 2001
Dear Shareholder:

   For the 12 months ended October 31, 2001, Credit Suisse Institutional Fund, Inc.--Small Cap Growth Portfolio* (the "Portfolio") had a loss of 37.01%, vs. a loss of 31.50% for the Russell 2000 Growth Index."*

   The period was a very poor one for the U.S. stock market, buffeted by worries over the economy. In broad terms, assets classes that are typically highly sensitive to risk, such as aggressive-growth stocks and technology stocks (from across the market-capitalization spectrum) suffered the most.

   In an encouraging development, stocks, including certain small-cap growth shares, had positive results in October. Investors reacted positively to the Federal Reserve's aggressive monetary easing, and to the Fed's apparent willingness to reduce interest rates further until the economy shows signs of life.

   The Portfolio's returns for the period reflected the harsh conditions for the stocks it targets. The Portfolio's technology holdings generally had the largest declines (and the Portfolio's overweighting in technology stocks early in the period hindered its relative return). Factors that helped the Portfolio included its overweighting in health care over much of the period, as these stocks had relatively good performance.

   In terms of sector emphasis, one noteworthy move we made in the period was to raise the Portfolio's weighting in the health-care area. We continued to emphasize the sector's services names (which accounted for roughly two-thirds of our health-care exposure), although we maintained positions in certain emerging-drug and biotechnology companies that we deemed compelling.

   We had an approximately neutral position in the technology area as of the end of the period. The sector's overall earnings picture remained murky, in our view, and hence we remained reluctant to take a more aggressive position. On the other hand, we believed that a significant underweighting would be inappropriate, given the Portfolio's goals and based on the number of technology companies that we viewed as good quality businesses with healthy long-term growth prospects.

   Indeed, we have used recent market turbulence as an opportunity to add to a number of our technology positions, purchasing shares we judged to be good values, with stocks in some cases trading below book value. We continued to favor software companies in the computer sector, and semiconductor-equipment companies in the electronics sector.

   Elsewhere, the Portfolio's exposure to telecommunications/media companies was relatively light, reflecting our general concerns over risk and valuation levels, particularly among telecom-equipment manufacturers. However, we continued to see what we viewed as attractive opportunities in communications-related companies. The Portfolio's largest equity position at the end of the period, for example, was Polycom (2.60% of the Portfolio), a provider of video and voice conferencing equipment. We believe this industry will continue to expand, especially in light of recent events. The rest of the Portfolio was invested primarily in the financial-services and consumer areas.

   Looking ahead, the markets may be hampered by economic worries for at least a few months; the economy has now been declared to be in recession. We believe, however, that there are grounds for optimism that the economy can steadily gain traction as 2002 progresses, barring any disruptions related to the nation's commitment to the war on terrorism. The Fed's recent and aggressive monetary easing augurs well for the economy, in our view. The government also has various fiscal-policy tools (e.g., more tax cuts) that it may be willing to employ. Energy costs have also declined of late, and if the trend continues, or if costs at least remain stable, consumers will benefit from this additional "tax" relief.

   We believe that small-cap growth stocks, which tend to outperform broader averages coming out of periods of economic weakness, have good long-term prospects, with many names offering the potential for significant advances over the next two or three years and beyond. The timing of any extended rally is obviously unknown, and we believe that in any event individual company selection will prove critical. Amid what we expect to be continued market volatility over the next few months, we will remain focused on identifying stocks we believe have the brightest long-term growth potential.

Elizabeth B. Dater                             Sammy Oh
Co-Portfolio Manager                           Co-Portfolio Manager

   INVESTMENTS IN SMALL COMPANIES MAY BE MORE VOLATILE AND LESS LIQUID THAN INVESTMENTS IN LARGER COMPANIES.

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COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE
INSTITUTIONAL FUND, INC. - SMALL CAP GROWTH PORTFOLIO* AND THE RUSSELL 2000 GROWTH INDEX** FROM INCEPTION (12/29/95), AND AT EACH MONTH END. (UNAUDITED)

[CHART]

                   Small Cap Growth Portfolio   Russell 2000 Growth
                     Institutional Shares*           Index**
12/29/95                     $10,000                $10,000
   12/95                     $10,000                $10,222
    1/96                     $ 9,850                $10,137
    2/96                     $10,360                $10,599
    3/96                     $11,280                $10,809
    4/96                     $12,500                $11,639
    5/96                     $13,250                $12,235
    6/96                     $12,820                $11,440
    7/96                     $11,630                $10,044
    8/96                     $12,460                $10,787
    9/96                     $13,300                $11,343
   10/96                     $12,920                $10,854
   11/96                     $12,940                $11,156
   12/96                     $13,310                $11,373
    1/97                     $13,690                $11,657
    2/97                     $12,840                $10,953
    3/97                     $11,780                $10,181
    4/97                     $11,580                $10,063
    5/97                     $13,150                $11,575
    6/97                     $13,730                $11,968
    7/97                     $14,370                $12,581
    8/97                     $14,800                $12,959
    9/97                     $16,520                $13,993
   10/97                     $15,890                $13,152
   11/97                     $15,600                $12,839
   12/97                     $15,510                $12,846
    1/98                     $15,220                $12,675
    2/98                     $16,500                $13,794
    3/98                     $17,400                $14,373
    4/98                     $17,200                $14,461
    5/98                     $15,850                $13,410
    6/98                     $16,030                $13,547
    7/98                     $14,360                $12,416
    8/98                     $11,330                $ 9,550
    9/98                     $12,280                $10,518
   10/98                     $12,890                $11,067
   11/98                     $13,820                $11,925
   12/98                     $14,890                $13,004
    1/99                     $15,530                $13,589
    2/99                     $14,000                $12,346
    3/99                     $14,660                $12,786
    4/99                     $14,640                $13,915
    5/99                     $14,730                $13,937
    6/99                     $16,190                $14,671
    7/99                     $16,220                $14,218
    8/99                     $16,120                $13,686
    9/99                     $16,610                $13,950
   10/99                     $17,890                $14,307
   11/99                     $20,620                $15,820
   12/99                     $25,580                $18,608
    1/00                     $24,914                $18,435
    2/00                     $33,631                $22,724
    3/00                     $30,023                $20,336
    4/00                     $25,570                $18,282
    5/00                     $23,221                $16,681
    6/00                     $26,765                $18,836
    7/00                     $24,311                $17,222
    8/00                     $27,569                $19,034
    9/00                     $25,432                $18,088
   10/00                     $23,803                $16,620
   11/00                     $19,772                $13,602
   12/00                     $21,559                $14,435
    1/01                     $21,301                $15,603
    2/01                     $18,111                $13,464
    3/01                     $15,639                $12,240
    4/01                     $18,148                $13,739
    5/01                     $17,963                $14,057
    6/01                     $18,129                $14,440
    7/01                     $17,152                $13,208
    8/01                     $16,100                $12,383
    9/01                     $13,242                $10,385
   10/01                     $14,994                $11,384

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/01

                                                FROM
                                              INCEPTION
 1 YEAR           3 YEAR        5 YEAR        (12/29/95)
(37.01%)           5.17%         3.02%          7.17%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

                                                                       PORTFOLIO
                                                                       ---------
1 Year Total Return (9/30/00 to 9/30/01)                                (47.93%)
3 Year Average Annual Total Return (9/30/98 to 9/30/01)                   2.55%
5 Year Average Annual Total Return (9/30/98 to 9/30/01)                  (0.09%)
Average Annual Total Return Since Inception
   (12/29/95 to 9/30/01)                                                  4.99%

* Name changed from Credit Suisse Institutional Fund, Inc.--Small Company Growth Portfolio effective December 12, 2001.
** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

CREDIT SUISSE INSTITUTIONAL FUND, INC.-
WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2001

                                                                December 3, 2001

Dear Shareholder:

   For the 12 months ended October 31, 2001, Credit Suisse Institutional Fund, Inc.--Warburg Pincus Post-Venture Capital Portfolio (the "Portfolio") had a loss of 39.44%, vs. a loss of 31.50% for the Russell 2000 Growth Index,* a loss of 33.11% for the Russell 2500 Growth Index** and a loss of 35.11% for the Nasdaq Industrial Index.***

   The period was an extraordinarily difficult one for stocks. As the global economy steadily weakened and as profit expectations tumbled, most major equity indexes in the U.S. had losses in the 10% to 50% range. Growth-oriented stocks, especially technology stocks, suffered the most. While the Federal Reserve lowered short-term interest rates in the period by a remarkable 400 basis points, there was a sense that time was needed for the Fed's efforts to boost the economy, and investors proceeded with caution.

   In the immediate aftermath of the terrorist attacks on September 11, caution turned into alarm. However, stocks rebounded in October, with most equity indexes returning to at least their pre-attack levels, aided by the Fed supplying significant liquidity to the U.S. financial system late in the period and by a general easing of anxiety as the country united.

   The Portfolio's return reflected the harsh environment for the smaller-cap and aggressive growth stocks it targets. Poor showings from certain of the Portfolio's technology stocks especially weighed on its performance. Selling pressure in the technology group was often intense and fairly indiscriminate of long-term growth prospects. On the positive side, stocks that helped the Portfolio's return included specific consumer-discretionary names.

   The most noteworthy move we made with respect to sector emphasis was to lower our exposure to technology companies, due to the group's clear vulnerability to any negative profit reports looking over the intermediate term. However, technology has been a key theme of the Portfolio since its inception, and we continue to believe that the brightest growth prospects over the next five years reside in this group. Elsewhere of note, we were overweighted in the consumer-discretionary area and had significant exposure to the financial, health-care and industrial sectors.

   Looking ahead, we believe that there exists a good deal of risk over the coming months, but we also expect to see very compelling opportunities over time. We believe that new companies and maybe even new industries will be born to capitalize on new paradigms, as concepts such as the defense and security of the physical and information worlds are reassessed. We believe that venture capital will likely fund many of the best ideas, creating additional investment opportunities for us over time. In general, our focus will remain on innovative companies we deem to have strong managements and the financial resources to execute their strategies.

Elizabeth B. Dater                             Robert S. Janis
Co-Portfolio Manager                           Co-Portfolio Manager

   BECAUSE OF THE NATURE OF THE PORTFOLIO'S POST-VENTURE-CAPITAL INVESTMENTS AND CERTAIN STRATEGIES IT MAY USE, AN INVESTMENT IN THE PORTFOLIO INVOLVES CERTAIN RISKS AND MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE INSTITUTIONAL FUND, INC. - WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO, THE RUSSELL 2000 GROWTH INDEX*, THE RUSSELL 2500 GROWTH** INDEX AND NASDAQ INDUSTRIAL INDEX*** FROM INCEPTION (10/31/97) AND AT EACH MONTH
END.(UNAUDITED)

[CHART]

                Warburg Pincus Post-Venture   Russell 2000                Russell               Nasdaq
                     Capital Portfolio        Growth Index*            2500 Growth**        Industrial Index***
10/31/97                    $10,000              $10,000                 $10,000                $10,000
   11/97                    $ 9,870              $ 9,762                 $ 9,847                $ 9,857
   12/97                    $ 9,740              $ 9,767                 $ 9,812                $ 9,625
    1/98                    $ 9,540              $ 9,637                 $ 9,869                $ 9,559
    2/98                    $10,420              $10,488                 $10,717                $10,331
    3/98                    $11,320              $10,928                 $11,115                $10,734
    4/98                    $11,150              $10,995                 $11,216                $10,951
    5/98                    $10,400              $10,196                 $10,496                $10,490
    6/98                    $10,610              $10,300                 $10,573                $10,515
    7/98                    $ 9,310              $ 9,440                 $ 9,785                $ 9,923
    8/98                    $ 7,110              $ 7,261                 $ 7,562                $ 7,637
    9/98                    $ 7,690              $ 7,997                 $ 8,225                $ 8,132
   10/98                    $ 8,230              $ 8,414                 $ 8,780                $ 8,790
   11/98                    $ 8,640              $ 9,067                 $ 9,405                $ 9,579
   12/98                    $ 9,493              $ 9,887                 $10,310                $10,281
    1/99                    $ 9,944              $10,332                 $10,608                $11,099
    2/99                    $ 9,223              $ 9,387                 $ 9,748                $10,277
    3/99                    $10,054              $ 9,721                 $10,201                $10,930
    4/99                    $10,084              $10,580                 $11,015                $11,746
    5/99                    $ 9,974              $10,597                 $11,129                $11,583
    6/99                    $10,835              $11,155                 $11,916                $12,857
    7/99                    $10,474              $10,810                 $11,673                $12,498
    8/99                    $10,535              $10,406                 $11,421                $12,338
    9/99                    $10,565              $10,606                 $11,502                $12,686
   10/99                    $11,296              $10,878                 $12,063                $13,201
   11/99                    $12,988              $12,028                 $13,487                $15,264
   12/99                    $16,019              $14,148                 $16,030                $17,649
    1/00                    $15,806              $14,016                 $15,941                $17,340
    2/00                    $18,935              $17,278                 $20,030                $20,681
    3/00                    $18,945              $15,461                 $18,458                $19,077
    4/00                    $17,224              $13,900                 $16,660                $16,718
    5/00                    $16,140              $12,683                 $15,177                $14,579
    6/00                    $17,872              $14,322                 $17,183                $16,605
    7/00                    $17,274              $13,094                 $15,775                $15,627
    8/00                    $19,877              $14,472                 $17,831                $17,855
    9/00                    $19,451              $13,753                 $16,678                $16,132
   10/00                    $17,629              $12,636                 $15,646                $14,549
   11/00                    $14,308              $10,342                 $12,666                $11,279
   12/00                    $15,516              $10,975                 $13,451                $11,689
    1/01                    $15,357              $11,863                 $14,322                $13,162
    2/01                    $13,813              $10,237                 $12,112                $10,784
    3/01                    $12,305              $ 9,306                 $10,772                $ 9,696
    4/01                    $13,703              $10,446                 $12,414                $11,284
    5/01                    $13,384              $10,688                 $12,774                $11,527
    6/01                    $13,384              $10,979                 $13,063                $11,938
    7/01                    $12,428              $10,042                 $12,100                $11,304
    8/01                    $11,643              $ 9,415                 $11,295                $10,485
    9/01                    $10,210              $ 7,896                 $ 9,526                $ 8,596
   10/01                    $10,675              $ 8,656                 $10,466                $ 9,441

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/01

                      FROM INCEPTION
 1 YEAR      3 YEAR     (10/31/97)
(39.44%)      9.06%        1.64%

                                                                PORTFOLIO
                                                                ---------
1 Year Total Return (9/30/00 to 9/30/01)                          (47.51%)
3 Year Average Annual Total Return (9/30/98 to 9/30/01)             9.91%
Average Annual Total Return Since Inception
     (10/31/97 to 9/30/01)                                          0.53%

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.
** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2500 Index represents approximately 16% of the total market capitalization of the Russell 3000 Index.
***The Nasdaq Industrial Index measures the stock price performance of more than 3,000 industrial issues included in the Nasdaq OTC Composite Index. The NASDAQ OTC Composite Index represents 4,500 stocks traded over the counter.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - LARGE CAP VALUE PORTFOLIO SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              NUMBER OF
                                                                SHARES       VALUE
                                                               ---------     -----
COMMON STOCKS (89.5%)
ALCOHOL (2.2%)
    Anheuser-Busch Companies, Inc.                                1,600    $  66,656
                                                                           ---------
BANKS (7.0%)
    Citigroup, Inc.                                               1,200       54,624
    FleetBoston Financial Corp.                                   1,100       36,146
    J.P. Morgan Chase & Co.                                         900       31,824
    PNC Financial Services Group                                    900       49,410
    Wells Fargo & Co.                                             1,000       39,500
                                                                           ---------
                                                                             211,504
                                                                           ---------
CHEMICALS (2.5%)
    Minnesota Mining & Manufacturing Co.                            400       41,752
    Rohm & Haas Co.                                               1,000       32,470
                                                                           ---------
                                                                              74,222
                                                                           ---------
CLOTHING STORES (2.7%)
    Abercrombie & Fitch Co.(1)                                    1,100       20,702
    Ross Stores, Inc.                                             1,900       59,470
                                                                           ---------
                                                                              80,172
                                                                           ---------
COMPUTER HARDWARE & BUSINESS MACHINES (1.9%)
    Pitney Bowes, Inc.                                            1,600       58,656
                                                                           ---------
DEPARTMENT STORES (2.3%)
    Federated Department Stores, Inc.(1)                          2,200       70,378
                                                                           ---------
DRUGS (2.8%)
    American Home Products Corp.                                    800       44,664
    Lilly (Eli) & Co.                                               500       38,250
                                                                           ---------
                                                                              82,914
                                                                           ---------
ELECTRICAL UTILITY (2.7%)
    Allegheny Energy, Inc.                                          700       25,585
    American Electric Power Co., Inc.                               600       25,140
    Public Service Enterprise Group, Inc.                           800       31,488
                                                                           ---------
                                                                              82,213
                                                                           ---------
ELECTRONIC EQUIPMENT (4.0%)
    Comverse Technology, Inc.(1)                                    800       15,048
    Eaton Corp.                                                     500       32,720
    PerkinElmer, Inc.                                             1,600       43,056
    Tektronix, Inc.                                               1,500       29,550
                                                                           ---------
                                                                             120,374
                                                                           ---------
ENERGY RESERVES & PRODUCTION (2.7%)
    Exxon Mobil Corp.                                             1,000       39,450
    Royal Dutch Petroleum Co. ADR                                   800       40,408
                                                                           ---------
                                                                              79,858
                                                                           ---------

                 See Accompanying Notes to Financial Statements.

                                       10

                                                             NUMBER OF
                                                               SHARES        VALUE
                                                             ----------      ------
FINANCIAL SERVICES (4.8%)
    Allied Capital Corp.                                          1,600    $  36,032
    Fannie Mae                                                      900       72,864
    Household International, Inc.                                   700       36,610
                                                                           ---------
                                                                             145,506
                                                                           ---------

FOOD & BEVERAGE (5.2%)
    General Mills, Inc.                                           1,800       82,656
    Heinz (H.J.) Co.                                                800       33,952
    PepsiCo, Inc.                                                   790       38,481
                                                                           ---------
                                                                             155,089
                                                                           ---------
GAS & WATER UTILITIES (1.5%)
    El Paso Energy Corp.                                            900       44,154
                                                                           ---------
GROCERY STORES (3.5%)
    Kroger Co.(1)                                                 2,200       53,812
    Safeway, Inc.(1)                                              1,200       49,980
                                                                           ---------
                                                                             103,792
                                                                           ---------
HOME PRODUCTS (1.3%)
    Clorox Co.                                                    1,100       39,270
                                                                           ---------
INDUSTRIAL PARTS (9.6%)
    American Standard Companies, Inc.(1)                          1,300       75,270
    Ingersoll-Rand Co.                                            1,300       48,490
    ITT Industries, Inc.                                          1,300       62,517
    Tyco International, Ltd.                                      1,300       63,882
    United Technologies Corp.                                       700       37,723
                                                                           ---------
                                                                             287,882
                                                                           ---------
INFORMATION SERVICE (1.5%)
    Convergys Corp.(1)                                            1,600       44,960
                                                                           ---------
MEDIA (1.7%)
    Comcast Corp. Special Class A(1)                              1,400       50,176
                                                                           ---------
MEDICAL PRODUCTS & SUPPLIES (6.1%)
    Abbott Laboratories                                           1,500       79,470
    Baxter International, Inc.                                    1,400       67,718
    Becton, Dickinson & Co.                                       1,000       35,800
                                                                           ---------
                                                                             182,988
                                                                           ---------
MINING & METALS (1.3%)
    Harsco Corp.                                                  1,200       38,340
                                                                           ---------
MOTOR VEHICLES & PARTS (4.5%)
    Ford Motor Co.                                                  897       14,397
    Johnson Controls, Inc.                                          600       43,392
    Lear Corp.(1)                                                   700       21,490
    Navistar International Corp.(1)                               1,400       42,000
    Visteon Corp.                                                 1,217       14,482
                                                                           ---------
                                                                             135,761
                                                                           ---------

                 See Accompanying Notes to Financial Statements.

                                       11

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------       -----
OIL REFINING (1.7%)
    Conoco, Inc.                                                  2,000    $  51,400
                                                                           ---------
OIL SERVICES (1.0%)
    Transocean Sedco Forex, Inc.                                  1,000       30,150
                                                                           ---------
PROPERTY & CASUALTY INSURANCE (5.0%)
    American International Group, Inc.                              463       36,392
    Hartford Financial Services, Inc.                               600       32,400
    Jefferson-Pilot Corp.                                           600       24,810
    MBIA, Inc.                                                    1,250       57,575
                                                                           ---------
                                                                             151,177
                                                                           ---------
PUBLISHING (2.4%)
    Knight-Ridder, Inc.                                           1,000       56,250
    McGraw-Hill Cos., Inc.                                          300       15,774
                                                                           ---------
                                                                              72,024
                                                                           ---------
RAILROADS (0.6%)
    Burlington Northern Santa Fe Corp.                              700       18,809
                                                                           ---------
SECURITIES & ASSET MANAGEMENT (1.2%)
    Lehman Brothers Holdings, Inc.                                  600       37,476
                                                                           ---------
SPECIALTY RETAIL (2.3%)
    Lowe's Companies, Inc.                                        1,200       40,920
    Tiffany & Co.                                                 1,200       28,068
                                                                           ---------
                                                                              68,988
                                                                           ---------
TELEPHONE (3.5%)
    BellSouth Corp.                                                 600       22,200
    SBC Communications, Inc.                                      1,000       38,110
    Verizon Communications, Inc.                                    900       44,829
                                                                           ---------
                                                                             105,139
                                                                           ---------

TOTAL COMMON STOCKS (Cost $2,500,802)                                      2,690,028
                                                                           ---------
PREFERRED STOCK (1.2%)
CONVERTIBLE PREFERRED STOCK (1.2%)
    Equity Residential Properties, Series G, Perpetual
      Convertible (Callable 9/15/02 @ $25.91) (Cost $32,646)      1,500       36,225
                                                                           ---------

                 See Accompanying Notes to Financial Statements.

                                       12


                                                                         PAR
                                                                        (000)     VALUE
                                                                        -----     -----
SHORT-TERM INVESTMENT (8.9%)
    State Street Bank and Trust Co. Euro Time Deposit 2.50% 11/01/01
      (Cost $266,000)                                                    $266  $  266,000
                                                                               ----------

TOTAL INVESTMENTS (99.6%) (Cost $2,799,4482)                                    2,992,253

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                       12,337
                                                                               ----------

NET ASSETS (100.0%)                                                            $3,004,590
                                                                               ==========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

----------
 (1) Non-income producing security.
 (2) Cost for federal income tax purposes is $2,807,283.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - SMALL CAP GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------       -----
COMMON STOCKS (105.3%)
APPAREL, TEXTILES (1.1%)
    Tommy Hilfiger Corp.(1)                                     115,500  $ 1,327,095
                                                                         -----------
CLOTHING STORES (3.4%)
    Footstar, Inc.(1)                                            48,500    1,619,900
    Pacific Sunwear of California, Inc.(1)                       87,700    1,205,875
    Ross Stores, Inc.                                            39,500    1,236,350
                                                                         -----------
                                                                           4,062,125
                                                                         -----------
COMPUTER HARDWARE & BUSINESS MACHINES (4.7%)
    Adaptec, Inc.(1)                                             55,500      668,775
    Emulex Corp.(1)                                              80,300    1,901,504
    McDATA Corp. Class A(1)                                     134,600    1,979,966
    Prescient Systems, Inc.(1,2,3)                               25,917    1,071,352
                                                                          ----------
                                                                           5,621,597
                                                                          ----------
COMPUTER SOFTWARE (13.8%)
    Agile Software Corp.(1)                                     123,800    1,178,576
    Avant! Corp.(1)                                             118,131    1,194,304
    Documentum, Inc.(1)                                         108,400    1,601,068
    Informatica Corp.(1)                                        151,800    1,407,186
    Manhattan Associates, Inc.(1)                                43,700    1,312,748
    Manugistics Group, Inc.(1)                                  186,400    1,435,280
    NetIQ Corp.(1)                                               45,600    1,283,640
    Network Associates, Inc.(1)                                 154,100    2,958,720
    Precise Software Solutions, Ltd.(1)                          28,800      550,368
    Radiant Systems, Inc.(1)                                    110,950      733,380
    Seachange International, Inc.(1)                             86,100    2,118,060
    SmartForce PLC ADR(1)                                        41,600      684,736
                                                                          ----------
                                                                          16,458,066
                                                                          ----------
CONSTRUCTION, REAL PROPERTY (0.9%)
    Mohawk Industries, Inc.(1)                                   24,200    1,045,440
                                                                          ----------
CONSUMER DURABLES (1.2%)
    Granite Construction, Inc.                                   55,900    1,391,910
                                                                          ----------
DEFENSE/AEROSPACE (0.4%)
    Triumph Group, Inc.(1)                                       17,100      439,299
                                                                          ----------
DRUGS (18.8%)
    Affymetrix, Inc.(1)                                          72,800    2,187,640
    Alkermes, Inc.(1)                                           116,000    2,975,400
    Celgene Corp.(1)                                             35,300    1,162,076
    Cell Therapeutics, Inc.(1)                                   48,100    1,444,443
    Cubist Pharmaceuticals, Inc.(1)                              30,400    1,225,120
    Inhale Therapeutic Systems, Inc.(1)                          44,000      770,000
    Intermune, Inc.(1)                                           28,900    1,262,063
    K-V Pharmaceutical Co.(1)                                    46,800    1,182,636
    Lynx Therapeutics, Inc.(1)                                   67,700      165,865

                 See Accompanying Notes to Financial Statements.

                                       14

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------       -----
    Medarex, Inc.(1)                                             76,000  $ 1,565,600
    Medicis Pharmaceutical Corp. Class A(1)                      48,600    2,803,734
    OSI Pharmaceuticals, Inc.(1)                                 18,100      826,808
    PRAECIS Pharmaceuticals, Inc.(1)                            100,400      434,732
    Priority Healthcare Corp. Series B                           62,800    1,814,292
    Scios, Inc.(1)                                               60,100    1,388,310
    Sepracor, Inc.(1)                                            27,200    1,290,368
                                                                         -----------
                                                                          22,499,087
                                                                         -----------
ELECTRONIC EQUIPMENT (10.1%)
    Aclara Biosciences, Inc.(1)                                  51,300      266,760
    Aeroflex, Inc.(1)                                           109,000    1,599,030
    APW, Ltd.(1)                                                188,500      507,065
    Caliper Technologies Corp.(1)                                16,300      196,741
    Commscope, Inc.(1)                                           54,600    1,067,430
    Plexus Corp.(1)                                              40,004    1,000,100
    Polycom, Inc.(1)                                            119,800    3,591,604
    Powerwave Technologies, Inc.(1)                             115,300    1,764,090
    Tekelec1                                                    113,000    2,169,600
                                                                         -----------
                                                                          12,162,420
                                                                         -----------
ENERGY RESERVES & PRODUCTION (2.6%)
    Newfield Exploration Co.(1)                                  25,900      901,579
    Pogo Producing Co.                                           31,600      863,312
    Stone Energy Corp.(1)                                        35,100    1,388,205
                                                                         -----------
                                                                           3,153,096
                                                                         -----------
FINANCIAL SERVICES (1.9%)
    Americredit Corp.(1)                                         66,200    1,026,100
    Indymac Bancorp, Inc.                                        50,600    1,299,408
                                                                         -----------
                                                                           2,325,508
                                                                         -----------
FOOD & BEVERAGE (1.9%)
    Fleming Companies, Inc.                                      50,800    1,224,280
    Hain Celestial Group, Inc.(1)                                53,700    1,058,964
                                                                         -----------
                                                                           2,283,244
                                                                         -----------
INDUSTRIAL PARTS (2.3%)
    Brooks Automation, Inc.(1)                                   41,200    1,329,936
    Cymer, Inc.(1)                                               67,900    1,419,110
                                                                         -----------
                                                                           2,749,046
                                                                         -----------
INDUSTRIAL SERVICES (0.9%)
    United Rentals, Inc.(1)                                      57,900    1,056,675
                                                                         -----------
INFORMATION SERVICE (2.5%)
    Getty Images, Inc.(1)                                        67,200    1,047,648
    Matrixone, Inc.(1)                                          112,500      618,750
    Openwave Systems, Inc.(1)                                   116,300      898,999

                 See Accompanying Notes to Financial Statements.

                                       15

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------       -----
    QRS Corp.(1)                                                 44,199  $   428,730
                                                                         -----------
                                                                           2,994,127
                                                                         -----------
INTERNET (1.2%)
    Interwoven, Inc.(1)                                         183,100    1,338,461
    Planetweb, Inc.(1,2,3)                                      165,400      117,434
                                                                         -----------
                                                                           1,455,895
                                                                         -----------
MEDIA (3.6%)
    Emmis Communications Corp.                                   99,400    1,346,870
    Entercom Communications Corp.(1)                             39,200    1,321,040
    Insight Communications Co., Inc.(1)                          47,400      971,700
    Mediacom Communications Corp.(1)                             51,900      696,498
                                                                         -----------
                                                                           4,336,108
                                                                         -----------
MEDICAL PRODUCTS & SUPPLIES (1.1%)
    Henry Schein, Inc.(1)                                        39,900    1,346,625
                                                                         -----------
MEDICAL PROVIDERS & SERVICES (15.7%)
    AdvancePCS(1)                                                38,600    2,345,722
    Alliance Imaging, Inc.(1)                                    78,000      955,500
    Apria Healthcare Group, Inc.(1)                              45,300    1,041,900
    Community Health Care(1)                                     95,100    2,377,500
    Davita, Inc.(1)                                              57,100    1,039,220
    Health Net, Inc.(1)                                          93,700    2,056,715
    LifePoint Hospitals, Inc.(1)                                 43,100    1,343,858
    Manor Care, Inc.(1)                                          43,200    1,009,152
    Oxford Health Plans, Inc.(1)                                 89,900    2,118,044
    Province Healthcare Co.(1)                                   78,300    2,157,165
    Renal Care Group, Inc.(1)                                    43,900    1,378,460
    Therasense, Inc.                                             40,800    1,052,640
                                                                         -----------
                                                                          18,875,876
                                                                         -----------
MOTOR VEHICLES & PARTS (1.4%)
    Borg-Warner, Inc.                                            23,800    1,016,736
    Superior Industries International, Inc.                      18,600      614,544
                                                                         -----------
                                                                           1,631,280
                                                                         -----------
PROPERTY & CASUALTY INSURANCE (1.5%)
    HCC Insurance Holdings, Inc.                                 65,500    1,800,595
                                                                         -----------
PUBLISHING (1.2%)
    Scholastic Corp.(1)                                          33,700    1,506,390
                                                                         -----------
SECURITIES & ASSET MANAGEMENT (1.1%)
    Affiliated Managers Group, Inc.(1)                           20,700    1,277,190
                                                                         -----------
SEMICONDUCTOR (6.7%)
    Exar Corp.(1)                                                69,500    1,566,530
    Microsemi Corp.(1)                                           32,600    1,141,000
    Photronics, Inc.(1)                                          76,000    1,886,320
    Power Integrations, Inc.(1)                                  39,700      913,497

                 See Accompanying Notes to Financial Statements.

                                       16

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------       -----
    PRI Automation, Inc.(1)                                      66,700 $  1,096,548
    Varian Semiconductor Equipment Associates, Inc.(1)           46,900    1,408,876
                                                                         -----------
                                                                           8,012,771
                                                                         -----------
SPECIALTY RETAIL (5.3%)
    Barnes & Noble, Inc.(1)                                      79,700    2,928,975
    Cost Plus, Inc.(1)                                           63,100    1,227,295
    Linens `n Things, Inc.(1)                                    48,500      882,700
    ValueVision International, Inc. Class A(1)                   99,800    1,361,272
                                                                        ------------
                                                                           6,400,242
                                                                        ------------

TOTAL COMMON STOCKS (Cost $145,459,443)                                  126,211,707
                                                                        ------------

                                                                 PAR
                                                                (000)
                                                                -----
SHORT-TERM INVESTMENT (10.8%)
    State Street Bank and Trust Co. Euro Time Deposit
        2.50% 11/01/01 (Cost $12,883,000)                       $12,883   12,883,000
                                                                        ------------

TOTAL INVESTMENTS (116.1%) (Cost $158,342,443(4))                        139,094,707

LIABILITIES IN EXCESS OF OTHER ASSETS (-16.1%)                           (19,256,944)
                                                                        ------------

NET ASSETS (100.0%)                                                     $119,837,763
                                                                        ============

----------
 (1) Non-income producing security.
 (2) Illiquid security.
 (3) Fair value determined by Management.
 (4) Cost for federal income tax purposes is $159,232,422.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO - SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              NUMBER OF
                                                                SHARES        VALUE
                                                              ---------       -----
COMMON STOCKS (85.1%)
BANKS (2.4%)
    Mellon Financial Corp.                                          700     $ 23,520
                                                                            --------
CLOTHING STORES (2.1%)
    Abercrombie & Fitch Co.(1)                                    1,100       20,702
                                                                            --------
COMPUTER SOFTWARE (4.5%)
    BEA Systems, Inc.(1)                                            700        8,498
    Convera Corp.(1)                                              1,800        3,960
    E.piphany, Inc.(1)                                            1,600        9,440
    Manugistics Group, Inc.(1)                                    1,500       11,550
    NetIQ Corp.(1)                                                  400       11,260
                                                                            --------
                                                                              44,708
                                                                            --------
CONSUMER DURABLES (4.3%)
    Dal-Tile International, Inc.(1)                               1,200       19,452
    Granite Construction, Inc.                                      500       12,450
    Lennar Corp.                                                    300       10,878
                                                                            --------
                                                                              42,780
                                                                            --------
DRUGS (11.6%)
    Applera Corp-Celera Genomics Group(1)                           500       11,750
    Biovail Corp. ADR(1)                                            500       23,630
    Genentech, Inc.(1)                                              200       10,450
    Gilead Sciences, Inc.(1)                                        200       12,580
    IVAX Corp.(1)                                                   937       19,255
    Medimmune, Inc.(1)                                              400       15,696
    PRAECIS Pharmaceuticals, Inc.(1)                                600        2,598
    Watson Pharmaceuticals, Inc.(1)                                 400       19,072
                                                                            --------
                                                                             115,031
                                                                            --------
ELECTRONIC EQUIPMENT (2.5%)
    Polycom, Inc.(1)                                                600       17,988
    Ultratech Stepper, Inc.(1)                                      500        6,725
                                                                            --------
                                                                              24,713
                                                                            --------
ENERGY RESERVES & PRODUCTION (5.5%)
    Newfield Exploration Co.(1)                                     800       27,848
    Spinnaker Exploration Co.(1)                                    600       26,328
                                                                            --------
                                                                              54,176
                                                                            --------
ENTERTAINMENT (1.4%)
    Six Flags, Inc.(1)                                            1,200       14,160
                                                                            --------
FINANCIAL SERVICES (1.6%)
    BISYS Group, Inc.(1)                                            300       15,606
                                                                            --------
GROCERY STORES (1.2%)
    Pathmark Stores, Inc.(1)                                        500       11,790
                                                                            --------

                 See Accompanying Notes to Financial Statements.

                                       18

                                                              NUMBER OF
                                                                SHARES       VALUE
                                                              ---------      -----
INDUSTRIAL PARTS (1.4%)
    ASML Holding NV(1)                                              500      $ 7,190
    Brooks Automation, Inc.(1)                                      200        6,456
                                                                             -------
                                                                              13,646
                                                                             -------
INDUSTRIAL SERVICES (1.9%)
    DeVry, Inc.(1)                                                  700       18,865
                                                                             -------
INFORMATION SERVICE (4.0%)
    Lamar Advertising Co.(1)                                        300        9,420
    Openwave Systems, Inc.(1)                                       300        2,319
    Sungard Data Systems, Inc.(1)                                 1,100       27,720
                                                                             -------
                                                                              39,459
                                                                             -------
INTERNET (1.7%)
    Interwoven, Inc.(1)                                           2,300       16,813
                                                                             -------
LEISURE (2.3%)
    Mattel, Inc.                                                  1,200       22,716
                                                                             -------
MEDIA (8.1%)
    Cablevision Systems Corp. Class A(1)                            500       17,125
    Clear Channel Communications, Inc.(1)                           300       11,436
    Insight Communications Co., Inc.(1)                             600       12,300
    USA Networks, Inc.(1)                                         1,100       20,284
    Westwood One, Inc.(1)                                           800       19,032
                                                                             -------
                                                                              80,177
                                                                             -------
MEDICAL PROVIDERS & SERVICES (6.1%)
    AdvancePCS(1)                                                   200       12,154
    Community Health Care(1)                                      1,000       25,000
    Manor Care, Inc.(1)                                             500       11,680
    Province Healthcare Co.(1)                                      400       11,020
                                                                             -------
                                                                              59,854
                                                                             -------
PROPERTY & CASUALTY INSURANCE (3.8%)
    Ace, Ltd.                                                       500       17,625
    Radian Group, Inc.                                              600       20,322
                                                                             -------
                                                                              37,947
                                                                             -------
PUBLISHING (4.5%)
    Scholastic Corp.(1)                                           1,000       44,700
                                                                             -------
REAL ESTATE (1.2%)
    Istar Financial                                                 500       11,650
                                                                             -------
SECURITIES & ASSET MANAGEMENT (4.2%)
    Amvescap PLC ADR                                                350        8,330
    Gabelli Asset Management, Inc. Class A(1)                       900       33,480
                                                                             -------
                                                                              41,810
                                                                             -------

                 See Accompanying Notes to Financial Statements.

                                       19


                                                              NUMBER OF
                                                                SHARES       VALUE
                                                              ---------      -----
SEMICONDUCTOR (6.6%)
    Atmel Corp.(1)                                                  600     $  4,770
    LSI Logic Corp.                                                 400        6,780
    Maxim Integrated Products, Inc.(1)                              400       18,300
    Novellus Systems, Inc.(1)                                       500       16,515
    United Microelectronics Corp. ADR(1)                          3,380       19,266
                                                                            --------
                                                                              65,631
                                                                            --------
SPECIALTY RETAIL (2.1%)
    Barnes & Noble, Inc.(1)                                         300       11,025
    Bed Bath & Beyond, Inc.(1)                                      400       10,024
                                                                            --------
                                                                              21,049
                                                                            --------
TELEPHONE (0.1%)
    WorldCom, Inc. - WorldCom Group(1)                               56          753
                                                                            --------
WIRELESS TELECOMMUNICATIONS (0.0%)
    WorldCom, Inc. - MCI Group                                        2           24
                                                                            --------

TOTAL COMMON STOCKS (Cost $875,480)                                          842,280
                                                                            --------

                                                                   PAR
                                                                  (000)
                                                                  -----

SHORT-TERM INVESTMENT (14.8%)
    State Street Bank and Trust Co. Euro Time Deposit
      2.50% 11/01/01 (Cost $147,000)                               $147      147,000
                                                                            --------

TOTAL INVESTMENTS (99.9%) (Cost $1,022,480(2))                               989,280

OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)                                     880
                                                                            --------

NET ASSETS (100.0%)                                                         $990,160
                                                                            ========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

----------
(1) Non-income producing security.
(2) Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001

                                                                                             WARBURG PINCUS
                                                             LARGE CAP         SMALL CAP      POST-VENTURE
                                                               VALUE            GROWTH           CAPITAL
                                                             PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                             ----------       -----------    --------------
ASSETS
    Investments at value (Cost $2,799,448, $158,342,443
      and $1,022,480, respectively)                          $2,992,253      $139,094,707       $  989,280
    Cash                                                            522               892              561
    Receivable from investment adviser                            4,576                --           10,364
    Dividend, interest and reclaim receivable                     3,670             5,412               94
    Receivable for fund shares sold                                  --           267,217               --
    Receivable for investments sold                                  --         1,111,908           47,784
    Prepaid expenses and other assets                            13,739             8,538           11,360
                                                             ----------      ------------       ----------
      Total Assets                                            3,014,760       140,488,674        1,059,443
                                                             ----------      ------------       ----------

LIABILITIES
    Advisory fees payable                                             4            75,582               --
    Administration fees payable                                     753            20,613              676
    Directors fees payable                                          640               665              640
    Payable for fund shares redeemed                                 --        14,082,560               --
    Payable for investments purchased                                --         6,432,485           58,573
    Other accrued expenses payable                                8,773            39,006            9,394
                                                             ----------      ------------       ----------
      Total Liabilities                                          10,170        20,650,911           69,283
                                                             ----------      ------------       ----------

NET ASSETS
    Capital stock, $0.001 par value                               3,544            14,749              114
    Paid-in capital                                           2,792,878       177,450,241        1,069,106
    Undistributed net investment income                          26,585                --               --
    Accumulated net realized loss from investments
      and foreign currency transactions                         (11,222)      (38,379,491)         (45,860)
    Net unrealized appreciation (depreciation) from
      investments and foreign currency translations             192,805       (19,247,736)         (33,200)
                                                             ----------      ------------       ----------
         Net Assets                                          $3,004,590      $119,837,763       $  990,160
                                                             ==========      ============       ==========
    Shares outstanding                                        3,544,125        14,749,175          113,741
                                                             ----------      ------------       ----------
    NET ASSET VALUE, offering price and redemption
      price per share                                             $0.85             $8.13            $8.71
                                                             ==========      ============       ==========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2001

                                                                                              WARBURG PINCUS
                                                             LARGE CAP         SMALL CAP       POST-VENTURE
                                                               VALUE            GROWTH           CAPITAL
                                                             PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                           ------------      ------------    ----------------

INVESTMENT INCOME
      Dividends                                               $  50,312      $     89,130     $   4,645
      Interest                                                    9,180           462,153         4,133
      Foreign taxes withheld                                        511                --          (100)
                                                              ---------        ----------     ----------
         Total investment income                                 60,003           551,283         8,678
                                                              ---------        ----------     ----------
EXPENSES
      Investment advisory fees                                   23,620         1,616,969        13,847
      Administrative services fees                                8,199           333,645         4,560
      Professional fees                                          24,312            30,013        23,349
      Registration fees                                          20,872            20,694        15,090
      Directors fees                                              3,500             6,899         3,475
      Insurance expense                                           3,227             7,607         3,212
      Transfer agent fees                                         1,913            10,420         1,242
      Custodian fees                                              1,731            40,509         1,966
      Printing fees                                                  62            51,562         3,200
      Interest expense                                               47            20,536            17
      Miscellaneous expense                                       4,729             4,936         4,395
                                                              ---------        ----------     ---------
                                                                 92,212         2,143,790        74,353
      Less: fees waived, expense reimbursements
      and transfer agent offsets                                (68,592)         (365,124)      (58,618)
                                                              ---------        ----------     ----------
         Total expenses                                          23,620         1,778,666        15,735
                                                              ---------        ----------     ----------
           Net investment income (loss)                          36,383        (1,227,383)       (7,057)
                                                              ---------        ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
      Net realized loss from investments                           (784)      (38,195,891)      (45,864)
      Net realized gain (loss) from foreign currency transactions    (6)               --             7
      Net change in unrealized appreciation (depreciation) from
         investments                                           (193,528)      (48,512,181)     (615,966)
                                                              ---------      ------------     ----------
      Net realized and unrealized loss from investments and
         foreign currency related items                        (194,318)      (86,708,072)     (661,823)
                                                              ---------      ------------     ----------
      Net decrease in net assets resulting from operations    $(157,935)     $(87,935,455)    $(668,880)
                                                              =========      ============     ==========

                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

CREDIT SUISSE INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          LARGE CAP
                                                                                       VALUE PORTFOLIO
                                                                              ----------------------------------

                                                                                   FOR THE             FOR THE
                                                                                  YEAR ENDED          YEAR ENDED
                                                                               OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                              ----------------    -----------------
FROM OPERATIONS
  Net investment income (loss)                                                   $    36,383        $      87,426
  Net realized gain (loss) from investments
    and foreign currency transactions                                                   (790)           2,736,406
  Net change in unrealized appreciation (depreciation) from investments
    and foreign currency translations                                               (193,528)          (3,469,317)
                                                                                 ------------       -------------
      Net increase (decrease) in net assets resulting from operations               (157,935)            (645,485)
                                                                                 ------------       -------------

FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                               (97,752)            (450,431)
  Distributions from net realized gains                                           (2,689,717)          (5,453,362)
                                                                                 ------------       -------------
  Net decrease in net assets from dividends and distributions                     (2,787,469)          (5,903,793)
                                                                                 -----------        -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                     1,170,947            2,832,965
  Reinvestment of dividends and distributions                                      2,787,445            5,903,787
  Net asset value of shares redeemed                                              (1,120,548)         (35,407,293)
                                                                                 -----------        -------------
    Net increase (decrease) in net assets from capital share transactions          2,837,844          (26,670,541)
                                                                                 -----------        -------------
  Net increase (decrease) in net assets                                             (107,560)         (33,219,819)

NET ASSETS
  Beginning of year                                                                3,112,150           36,331,969
                                                                                 -----------        -------------
  End of year                                                                    $ 3,004,590        $   3,112,150
                                                                                 ===========        =============
UNDISTRIBUTED NET INVESTMENT INCOME                                              $    26,585        $      86,378
                                                                                 ===========        =============

                 See Accompanying Notes to Financial Statements.

                                       24

                                                                                          SMALL CAP
                                                                                       GROWTH PORTFOLIO
                                                                              --------------------------------

                                                                                  FOR THE              FOR THE
                                                                                 YEAR ENDED           YEAR ENDED
                                                                              OCTOBER 31, 2001     OCTOBER 31, 2000
                                                                              ----------------     ----------------
  FROM OPERATIONS
    Net investment income (loss)                                               $  (1,227,383)        $ (1,796,626)
    Net realized gain (loss) from investments
      and foreign currency transactions                                          (38,195,891)         110,503,931
    Net change in unrealized appreciation (depreciation) from investments
      and foreign currency translations                                          (48,512,181)         (27,733,542)
                                                                               --------------        -------------
        Net increase (decrease) in net assets resulting from operations          (87,935,455)          80,973,763
                                                                               --------------        -------------

  FROM DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income                                                  --                   --
    Distributions from net realized gains                                       (108,818,088)         (15,956,371)
                                                                               --------------        -------------
    Net decrease in net assets from dividends and distributions                 (108,818,088)         (15,956,371)
                                                                               --------------        -------------

  FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                  19,087,563           40,493,377
    Reinvestment of dividends and distributions                                  102,113,484           14,533,727
    Net asset value of shares redeemed                                           (78,618,646)         (82,714,503)
                                                                               --------------        -------------
      Net increase (decrease) in net assets from capital share transactions       42,582,401          (27,687,399)
                                                                               --------------        -------------
    Net increase (decrease) in net assets                                       (154,171,142)          37,329,993

  NET ASSETS
    Beginning of year                                                            274,008,905          236,678,912
                                                                               --------------        -------------
    End of year                                                                $ 119,837,763         $274,008,905
                                                                               ==============        =============
UNDISTRIBUTED NET INVESTMENT INCOME                                            $          --         $         --
                                                                               ==============        =============

                                                                                 WARBURG PINCUS POST-VENTURE
                                                                                     CAPITAL PORTFOLIO
                                                                              --------------------------------

                                                                                   FOR THE              FOR THE
                                                                                  YEAR ENDED           YEAR ENDED
                                                                              OCTOBER 31, 2001      OCTOBER 31, 2000
                                                                              ----------------      -----------------
  FROM OPERATIONS
    Net investment income (loss)                                                  $   (7,057)        $    (16,176)
    Net realized gain (loss) from investments
      and foreign currency transactions                                              (45,857)             494,315
    Net change in unrealized appreciation (depreciation) from investments
      and foreign currency translations                                             (615,966)             227,057
                                                                                  -----------        ------------
        Net increase (decrease) in net assets resulting from operations             (668,880)             705,196
                                                                                  -----------        ------------

  FROM DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income                                                  --              (17,725)
    Distributions from net realized gains                                           (276,130)                  --
                                                                                  -----------        ------------
    Net decrease in net assets from dividends and distributions                     (276,130)             (17,725)
                                                                                  -----------        ------------

  FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                       2,003            1,054,091
    Reinvestment of dividends and distributions                                      276,124                1,718
    Net asset value of shares redeemed                                              (253,698)          (1,083,196)
                                                                                  -----------        ------------
      Net increase (decrease) in net assets from capital share transactions           24,429              (27,387)
                                                                                  -----------        ------------
    Net increase (decrease) in net assets                                           (920,581)             660,084

  NET ASSETS
    Beginning of year                                                              1,910,741            1,250,657
                                                                                  -----------        ------------
    End of year                                                                   $  990,160         $  1,910,741
                                                                                  ===========        ============
UNDISTRIBUTED NET INVESTMENT INCOME                                               $       --         $         --
                                                                                  ===========        ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - LARGE CAP VALUE PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                             -------------------------------------------------
                                                               2001      2000      1999       1998    1997(1)
                                                             -------   -------  --------  ---------  ---------
PER SHARE DATA
  Net asset value, beginning of period                       $ 11.01   $ 13.32  $  11.53  $   10.64  $   10.00
                                                             -------   -------  --------  ---------  ---------
INVESTMENT OPERATIONS
  Net investment income                                         0.01(2)   0.24      0.16       0.16       0.03
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                             (0.28)     0.31      1.76       0.86       0.61
                                                             -------   -------  --------  ---------  ---------
      Total from investment operations                         (0.27)     0.55      1.92       1.02       0.64
                                                             -------   -------  --------  ---------  ---------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                         (0.03)    (0.22)    (0.13)     (0.08)        --
  Distributions from net realized gains                        (9.86)    (2.64)       --      (0.05)        --
                                                             -------   -------  --------  ---------  ---------
    Total dividends and distributions                          (9.89)    (2.86)    (0.13)     (0.13)        --
                                                             -------   -------  --------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                               $  0.85   $ 11.01  $  13.32  $   11.53  $   10.64
                                                             =======   =======  ========  =========  =========

      Total return                                             (4.34)%    5.59%    16.82%      9.76%      6.40%(3)

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                   $ 3,005   $ 3,112  $ 36,332  $  58,910  $  15,565
    Ratio of expenses to average net assets(4)                  0.75%     0.77%     0.76%      0.75%      0.75%(5)
    Ratio of net investment income to average net assets        1.16%     1.28%     1.01%      1.27%      1.60%(5)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                      2.17%    1.36%      0.39%      0.44%      1.67%(5)
  Portfolio turnover rate                                         45%     218%        79%        71%        35%

----------
(1) For the period June 30, 1997 (inception date) through October 31, 1997.
(2) Per share information is calculated using the average shares method.
(3) Not annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .01%, .00% and .00% for the years ended October 31, 2001, 2000, 1999, 1998, and the period ended October 31, 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was .75% for each of the years ended October 31, 2001, 2000, 1999, 1998, and the period ended October 31, 1997, respectively.
(5) Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - SMALL CAP GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)


                                                                         FOR THE YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------
                                                              2001      2000       1999       1998       1997
                                                            --------  --------  --------  ---------  ---------
PER SHARE DATA
  Net asset value, beginning of period                      $  22.50  $  17.89  $  12.89  $   15.89  $   12.92
                                                            --------  --------  --------  ---------  ---------

INVESTMENT OPERATIONS
  Net investment loss                                          (0.08)    (0.15)    (0.12)     (0.08)     (0.05)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                             (5.27)     5.98      5.12      (2.92)      3.02
                                                            --------  --------  --------  ---------  ---------
      Total from investment operations                         (5.35)     5.83      5.00      (3.00)      2.97
                                                            --------  --------  --------  ---------  ---------
LESS DISTRIBUTIONS
  Distributions from net realized gains                        (9.02)    (1.22)       --         --         --
                                                            --------  --------  --------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                              $   8.13  $  22.50  $  17.89  $   12.89  $   15.89
                                                            ========  ========  ========  =========  =========
      Total return                                            (37.01)%   33.05%    38.79%    (18.88)%    22.99%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                  $119,838  $274,009  $236,679  $ 194,164  $ 217,861
    Ratio of expenses to average net assets(1)                  0.99%     1.01%     1.00%      0.99%      0.99%
    Ratio of net investment loss to average net assets         (0.68)%   (0.57)%   (0.68)%    (0.54)%    (0.53)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                      0.20%     0.16%     0.19%      0.18%      0.20%
  Portfolio turnover rate                                         80%       88%      108%        75%        92

----------
(1) Interest earned on uninvested cash balances is used to offset portions of the tansfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .01%, .00%, and .00% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was .99% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC. - WARBURG PINCUS POST-VENTURE CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                      --------------------------------------
                                                        2001     2000      1999    1998(1)
                                                        ----     ----      ----    -------
PER SHARE DATA
  Net asset value, beginning of period                $17.41   $11.28    $ 8.23  $10.00
                                                      ------   ------    ------  ------

INVESTMENT OPERATIONS
  Net investment loss                                  (0.06)   (0.15)    (0.08)  (0.09)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                     (5.84)    6.44      3.14   (1.68)
                                                      ------   ------    ------  ------

      Total from investment operations                 (5.90)    6.29      3.06   (1.77)
                                                      ------   ------    ------  ------

LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                     -    (0.16)    (0.01)      -
  Distributions from net realized gains                (2.80)       -         -       -
                                                      ------   ------    ------  ------

      Total dividends and distributions                (2.80)   (0.16)    (0.01)      -
                                                      ------   ------    ------  ------

  NET ASSET VALUE, END OF PERIOD                      $ 8.71   $17.41    $11.28  $ 8.23
                                                      ======   ======    ======  ======

      Total return                                    (39.44)%  56.07%    37.25% (17.70)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)            $  990   $1,911    $1,251  $1,180
    Ratio of expenses to average net assets(2)          1.25%    1.27%     1.25%   1.25%
    Ratio of net investment loss to average net assets (0.56)%  (0.87)%   (0.84)% (0.76)%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements              4.65%    2.88%     7.09%   4.19%
  Portfolio turnover rate                                 90%      63%       94%     99%

----------
(1) For the period October 31, 1997 (inception date) through October 31, 1998.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .00% and .00% for the years ended October 31, 2001, 2000, 1999, and the period ended October 31, 1998, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.25% for the years ended October 31, 2001, 2000, 1999, and the period ended October 31, 1998, respectively.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

  The Credit Suisse Institutional Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, was incorporated under the laws of the State of Maryland on May 13, 1992, and currently offers five managed investment funds, of which three are contained in this report. The Large Cap Value Portfolio ("Large Cap Value") and the Warburg Pincus Post-Venture Capital Portfolio ("Post-Venture Capital") are classified as diversified, and the Small Cap Growth Portfolio ("Small Cap Growth") is non-diversified (each a "Portfolio" and collectively, the "Portfolios").

  Large Cap Value and Small Cap Growth changed their legal names during the most recent fiscal year. A comparison of the old name and the new name, which is effective on December 12, 2001, is presented below:

OLD NAME                                NEW NAME

Credit Suisse Institutional Fund, Inc.  Credit Suisse Institutional Fund, Inc.
  Value Portfolio                         Large Cap Value Portfolio
Credit Suisse Institutional Fund, Inc.  Credit Suisse Institutional Fund, Inc.
  Small Company Growth Portfolio          Small Cap Growth Portfolio

  Investment objectives for each Portfolio are as follows: Large Cap Value seeks total return; Small Cap Growth seeks capital growth; and Post-Venture Capital seeks long-term growth of capital.

  A) SECURITY VALUATION -- The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

  Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that the Portfolio values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Portfolio's sub-investment adviser, generally receives on a quarterly basis. The Portfolio's NAV typically will not reflect interim changes in the values of its private-equity portfolio investments. At October 31, 2001, the Portfolio had no investments in private-equity portfolios.

  B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

  C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  At October 31, 2001, capital contributions, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and foreign currency transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, equity swap transactions and foreign taxes on capital gains. Large Cap Value and Post-Venture Capital reclassified ($6) and $7, respectively, from accumulated net realized gain/(loss) from investments and foreign currency transactions to accumulated undistributed net investment income. Small Cap Growth and Post-Venture Capital reclassified ($1,227,383) and ($7,050), respectively, from accumulated undistributed net investment income to capital contributions. Small Cap Growth and Post-Venture Capital also reclassified ($1,545) and ($206), respectively, from accumulated net realized gain/(loss) from investments and foreign currency transactions to capital contributions. Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

  E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  F) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  G) SHORT-TERM INVESTMENTS -- The Portfolios, together with other funds advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank & Trust, The Portfolios' custodian. The short-term time deposit is a variable rate account classified as a short-term investment. These deposits are not collateralized.

  H) OTHER -- The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  CSAM serves as each Portfolio's investment adviser. For its investment advisory services, CSAM is entitled to receive the following fees based on each Portfolio's average daily net assets:

PORTFOLIO                          ANNUAL RATE
---------                          -----------
Large Cap Value                     .75% of average daily net assets
Small Cap Growth                    .90% of average daily net assets
Post-Venture Capital               1.10% of average daily net assets

  For the year ended October 31, 2001, investment advisory fees and waivers were as follows:

                          GROSS                        NET           EXPENSE
PORTFOLIO              ADVISORY FEE    WAIVER      ADVISORY FEE   REIMBURSEMENT
---------              ------------   -----------  ------------   -------------
Large Cap Value        $     23,620  $   (23,620)  $         --   $     (42,311)
Small Cap Growth          1,616,969     (358,165)     1,258,804              --
Post-Venture Capital         13,847      (13,847)            --         (43,674)

  Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as each Portfolio's co-administrators. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Portfolio's average daily net assets.

  For the year ended October 31, 2001, administrative services fees earned by CSAMSI were as follows:

PORTFOLIO                       CO-ADMINISTRATION FEE
---------                       ---------------------
Large Cap Value                      $    3,149
Small Cap Growth                        179,663
Post-Venture Capital                      1,258

  For administration services, PFPC was entitled to receive a fee, for the period November 1, 2000 through February 4, 2001, on each Portfolio's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses as follows:

AVERAGE DAILY NET ASSETS                       ANNUAL RATE
------------------------                --------------------------------
First $500 million                      .10% of average daily net assets
Next $1 billion                         .08% of average daily net assets
Over $1.5 billion                       .06% of average daily net assets

  Effective February 5, 2001, for its administrative services, PFPC is entitled to receive a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

AVERAGE DAILY NET ASSETS                      ANNUAL RATE
------------------------           ---------------------------------
First $500 million                 .075% of average daily net assets
Next $1 billion                    .065% of average daily net assets
Over $1.5 billion                  .055% of average daily net assets

   For the year ended October 31, 2001, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:

                               GROSS                                  NET
PORTFOLIO               CO-ADMINISTRATION FEE     WAIVER      CO-ADMINISTRATION FEE
---------               ---------------------   ---------     ---------------------
Large Cap Value           $     5,050           $ (2,552)           $   2,498
Small Cap Growth              153,982                 --              153,982
Post-Venture Capital            3,302             (1,046)               2,256

  Boston Financial Data Services, Inc. ("BFDS") serves as each Portfolio's transfer and dividend disbursement agent. The Portfolios have an arrangement with BFDS whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. For the year ended October 31, 2001, the Portfolios received credits or reimbursements under this arrangement as follows:

PORTFOLIO                        AMOUNT
---------                        ------
Large Cap Value                $    109
Small Cap Growth                  6,959
Post-Venture Capital                 51

  Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolios to provide certain financial printing services. For the year ended October 31, 2001, Merrill was paid by the Portfolios for their services as follows:

PORTFOLIO                        AMOUNT
---------                        ------
Large Cap Value               $     496
Small Cap Growth                 30,518
Post-Venture Capital                580

NOTE 3. LINE OF CREDIT

  Through June 19, 2001, the Portfolios, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of
 .07% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%.

  Effective June 20, 2001, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. At October 31, 2001, there were no loans outstanding for any of the Portfolios.

  During the year ended October 31, 2001, the following Portfolio had borrowings under the Prior Credit Facility and/or the New Credit Facility:

                                     AVERAGE       MAXIMUM
                    AVERAGE DAILY   INTEREST     DAILY LOAN
PORTFOLIO           LOAN BALANCE     RATE %      OUTSTANDING
---------           ------------     ------      -----------
Small Cap Growth      $295,844       7.250%      $17,157,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

  For the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

PORTFOLIO                       PURCHASES           SALES
---------                       ---------           -----
Large Cap Value              $    1,309,385   $    1,346,037
Small Cap Growth                174,099,558      137,702,677
Post-Venture Capital              1,391,528        1,039,314

  At October 31, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                           NET UNREALIZED
                               UNREALIZED     UNREALIZED    APPRECIATION
PORTFOLIO                  APPRECIATION   DEPRECIATION  (DEPRECIATION)
---------                  ------------   ------------  --------------
Large Cap Value           $     308,590  $   (123,620) $       184,970
Small Cap Growth             16,922,661   (37,060,376)    (20,137,715)
Post-Venture Capital            115,142      (148,342)        (33,200)

NOTE 5. CAPITAL SHARE TRANSACTIONS

  The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been classified, three of which constitute the interest in the Portfolios.

  Transactions in shares of each Portfolio were as follows:

                                             LARGE CAP VALUE PORTFOLIO
                                    --------------------------------------------
                                     FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                      OCTOBER 31, 2001         OCTOBER 31, 2000
                                    --------------------    --------------------
Shares sold                               1,265,953                  264,796
Shares issued in reinvestment
  of dividends and distributions          3,102,213                  573,740
Shares redeemed                          (1,106,827)              (3,283,845)
                                         ----------               ----------
Net increase (decrease)                   3,261,339               (2,445,309)
                                         ==========               ==========

                                             SMALL CAP GROWTH PORTFOLIO
                                    --------------------------------------------
                                     FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                      OCTOBER 31, 2001         OCTOBER 31, 2000
                                    --------------------    --------------------
Shares sold                               1,921,898                 1,561,930
Shares issued in reinvestment
  of distributions                        8,411,325                   691,095
Shares redeemed                          (7,761,019)               (3,303,969)
                                         ----------                ----------
Net increase (decrease)                   2,572,204                (1,050,944)
                                         ==========                ==========

                                          POST-VENTURE CAPITAL PORTFOLIO
                                    --------------------------------------------
                                     FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                      OCTOBER 31, 2001         OCTOBER 31, 2000
                                    --------------------    --------------------
Shares sold                                     182                    72,008
Shares issued in reinvestment
  of dividends and distributions             20,777                       120
Shares redeemed                             (16,952)                  (73,242)
                                            -------                   -------
Net increase (decrease)                       4,007                    (1,114)
                                            =======                   =======

NOTE 6. RESTRICTED SECURITIES

  Certain Small Cap Growth investments are restricted as to resale and are valued as determined by or under the direction of the Board in good faith, at fair value. The table below shows the acquisition dates, aggregate cost, fair value as of October 31, 2001 and percent of net assets which the securities represent.


                         SECURITY            SECURITY     NUMBER   ACQUISITION     10/31/01      SECURITY   PERCENTAGE OF
PORTFOLIO              DESCRIPTION             TYPE     OF SHARES     DATE(S)     FAIR VALUE       COST       NET ASSETS
---------              -----------             ----     ---------     -------     ----------       ----       ----------
Small Cap Growth     Planetweb, Inc.           Stock     165,400     09/08/00       117,434       898,389        0.10%
                  Prescient Systems, Inc.      Stock      25,917     02/23/98     1,071,352     2,000,000        0.89%
                                                        ---------               ------------  ------------      --------
                                                         191,317                $ 1,188,786   $ 2,898,389        0.99%

NOTE 7. CAPITAL LOSS CARRYOVER

  At October 31, 2001, capital loss carryovers were available to offset future realized gains as follows: $3,396 in Large Cap Value which expires in 2009, $37,489,512 in Small Cap Growth which expires in 2009 and $45,864 in Post-Venture Capital which expires in 2009.

CREDIT SUISSE INSTITUTIONAL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Credit Suisse Institutional Fund, Inc.

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Institutional Fund, Inc.--Large Cap Value Portfolio, Credit Suisse Institutional Fund, Inc.--Small Cap Growth Portfolio and Credit Suisse Institutional Fund, Inc.--Warburg Pincus Post-Venture Capital Portfolio (constituting the Credit Suisse Institutional Fund, Inc. hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 17, 2001

CREDIT SUISSE INSTITUTIONAL FUND, INC.
SHAREHOLDER TAX INFORMATION (UNAUDITED)

  Each Portfolio is required by Subchapter M of the Code to advise its shareholders within 60 days of each Portfolio's fiscal year end as to the U.S. federal tax status of dividends and distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 2001 the following dividends and distributions per share were paid by each of the Portfolios:

                             ORDINARY           LONG-TERM      % OF ORDINARY INCOME DIVIDEND
                              INCOME          CAPITAL GAINS            QUALIFYING FOR
PORTFOLIO                    PER SHARE          PER SHARE       DIVIDENDS RECEIVED DEDUCTION*
---------                    ---------          ---------       -----------------------------
PAYMENT DATE                 12/08/00            12/08/00               2000
Large Cap Value               $.0311              9.8624                1.54%
Small Cap Growth                 --               9.0237                  --
Post-Venture Capital             --               2.7964                  --

  The above information was provided to calendar year taxpayers on Form
1099-DIV mailed in January of 2001. Because the fiscal year of the Portfolios is not a calendar year, another notification will be sent with respect to calendar year 2001. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2002.

----------
* Available to corporate shareholders only.

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

                      [CREDIT SUISSE ASSET MANAGEMENT LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINU-2-1001